UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/07/2011

OYO GEOSPACE CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  001-13601

DE	76-0447780
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7007 Pinemont Drive, Houston, TX 77040
(Address of principal executive offices, including zip code)

(713) 986-4444
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On July 7, 2011, OYO Geospace Corporation issued a press release announcing the sale of 14,850 channels of its GSR wireless data acquisition system. The press release is attached hereto as Exhibit 99.1. The foregoing description is qualified by reference in its entirety to such exhibit.

Item 8.01.    Other Events

The information contained in Item 2.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1 Press Release dated July 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OYO GEOSPACE CORPORATION

Date: July 07, 2011	By:	/s/ Thomas T. McEntire
Thomas T. McEntire
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	PRESS RELEASE DATED JULY 7, 2011